SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

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Thrivent Series Fund, Inc.

(Name of Registrant As Specified In Charter)

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THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

October 8, 2013

Dear Contractholder:

Recently there have been two changes with respect to the subadviser of the international small- and mid-cap equities in the Thrivent Partner Worldwide Allocation Portfolio (the “Portfolio”). First, on August 1, 2013, Victory Capital Management, Inc. (“Victory”) was acquired by a private equity firm and employees of Victory. Second, effective September 25, 2013, Goldman Sachs Asset Management, L.P. (“GSAM”) replaced Victory as the subadviser for the Portfolio’s international small- and mid-cap equities. For more details about the acquisition of Victory and about GSAM, please review the enclosed Information Statement.

As always, our goal is to provide a range of high-quality investment choices to our contractholders. We believe Thrivent Partner Worldwide Allocation Portfolio provides a unique choice for your investment portfolio.

Sincerely,

Russell W. Swansen

President

INFORMATION STATEMENT

Thrivent Partner Worldwide Allocation Portfolio

Series of

Thrivent Series Fund, Inc.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

1-800-847-4836

This Information Statement is being provided to notify you that (i) due to a change in control, Victory Capital Management Inc. (“Victory”) entered into a new sub-advisory agreement governing its role as a subadviser for Thrivent Partner Worldwide Allocation Portfolio (the “Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”), and (ii) Goldman Sachs Asset Management, L.P. (“GSAM”) subsequently replaced Victory as the subadviser for the Portfolio’s international small- and mid-cap equities. This Information Statement is being mailed to the Portfolio’s contractholders on or about October 8, 2013.

This is not a proxy statement. We are not asking you for a proxy and you are requested not to send us a proxy. Furthermore, these matters are not subject to a vote of contractholders, and we will not be holding a meeting of contractholders or otherwise asking contractholders to vote on this matter. We are providing this Information Statement solely to provide you with information about Victory and GSAM.

Important Notice Regarding Internet Availability of this Information Statement:

•	For contractholders who invest in the Portfolio through a variable annuity contract, this Information Statement is available at https://www.thrivent.com/annuities/variable/prospectus_reports.html

•

For contractholders who invest in the Portfolio through a variable life insurance contract, this Information Statement is available at https://www.thrivent.com/insurance/life/vul/prospectus_reports.html

SUBADVISORY AGREEMENTS

Thrivent Financial for Lutherans (“Thrivent Financial”), which serves as the Portfolio’s investment adviser, has the authority to enter into and amend subadvisory agreements without contractholder approval pursuant to an exemptive order obtained from the Securities and Exchange Commission on February 19, 2003. A mutual fund operating under this structure is sometimes referred to as a “manager-of-managers fund.” The exemptive order requires the Portfolio to provide contractholders with this Information Statement in order to disclose substantially the same information about the investment subadvisers, the subadvisory agreements and the subadvisory fees that would have been included in a proxy statement if contractholder approval had been required.

The Investment Advisory Agreement

Thrivent Financial, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, serves as investment adviser for the Portfolio under an investment advisory agreement, dated August 10, 2002. The investment advisory agreement for the Portfolio was last submitted to a vote of shareholders when it was approved by the initial shareholder at the time of the Portfolio’s inception. Thrivent Financial and its affiliates have been in the investment advisory business since 1986 and managed approximately $85 billion in assets as of June 30, 2013. The Fund pays Thrivent Financial a fee for serving as investment adviser for the Portfolio equal to 0.90% on the first $250 million of average daily net

INFORMATION STATEMENT

assets, 0.85% of the next $750 million of average daily net assets, 0.80% of the next $500 million of average daily net assets, and 0.75% of average daily net assets over $1.5 billion.

Change of Control at Victory

On August 1, 2013, Victory – which served as the subadviser for the Portfolio’s international small- and mid-cap equities until September 25, 2013 – was acquired by a private equity firm named Crestview Partners (“Crestview”) together with employees of Victory from KeyBank National Association, which is a wholly-owned subsidiary of KeyCorp. After the acquisition, Victory continued to operate under the same name, and its senior management and portfolio managers (except for one portfolio management team that does not manage the Portfolio) continued to lead the firm and acquired a significant minority interest in Victory. Crestview, through its affiliated entities, now owns a majority interest in Victory. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the acquisition constituted a change of control of Victory, which resulted in the automatic termination of the Investment Sub-Advisory Agreement among Victory, Thrivent Financial, and the Fund with respect to the Portfolio (the “Old Victory Agreement”). Victory was paid $1,117,319 pursuant to the Old Victory Agreement for the year ended December 31, 2012.

New Sub-Advisory Agreement with Victory

Under Section 15 of the 1940 Act, the Board of Directors (the “Board”) of the Fund, a majority of the members of which have no direct or indirect interest in the investment advisory or subadvisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”), must determine whether to approve any new advisory agreement (including any new subadvisory agreement) for any series of the Fund. In anticipation of the automatic termination of the Old Victory Agreement, at an in-person meeting held on May 21, 2013 (the “May Meeting”), the Board reviewed and approved a new investment sub-advisory agreement among Victory, Thrivent Financial, and the Fund (the “New Victory Agreement”); the approval of the New Victory Agreement was contingent upon the closing of the acquisition of Victory by Crestview and employees of Victory. Other than the dates of the agreements, the New Victory Agreement and the Old Victory Agreement are identical.

Matters Considered by the Board in Approving the New Victory Agreement

At the May Meeting, the Board considered the factors and reached the conclusions described below relating to the approval of the New Victory Agreement. The Board noted that there were no material differences between the New Victory Agreement and the Old Victory Agreement that it had reapproved in November 2012. Prior to the May Meeting, the Independent Directors conferred among themselves and with representatives of Thrivent Financial about the New Victory Agreement. The Independent Directors were assisted in their evaluation of the New Victory Agreement by independent legal counsel, from whom they receive separate legal advice and with whom they met separately from Thrivent Financial. Each Independent Director relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented.

Nature, Extent and Quality of Services:

The Board considered the specific services to be provided under the New Victory Agreement. The Board also considered information relating to the investment experience and qualifications of Victory. The Board considered the quarterly reports and presentations that it had received about Victory, which gave the Board the opportunity to evaluate its abilities and the quality of services it provides to the Portfolio. Information had also been presented to the Board regarding Thrivent Financial’s oversight of Victory, including quarterly reports from the Portfolio’s Chief

INFORMATION STATEMENT

Compliance Officer. The Board considered Thrivent Financial’s process for selecting and overseeing the Fund’s subadvisers and the services provided by Victory. The Board viewed these actions as a positive factor in approving the New Victory Agreement, as they demonstrated Thrivent Financial’s and Victory’s commitment to provide the Portfolio with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Portfolios by Thrivent Financial and Victory supported approval of the New Victory Agreement.

Performance of the Portfolio:

The Board considered Victory’s past performance in managing a portion of the Portfolio. In connection with each of its regular quarterly meetings, the Board received information on the performance of the Portfolio, including net performance, relative performance rankings within the Portfolio’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Director of Equities reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Portfolio. The Board considered investment performance for the Portfolio over the one-, two-, and three-year and since inception periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. The Board concluded that Victory had taken appropriate actions in an effort to improve performance, and noted that Thrivent Financial was continuing to monitor Victory’s performance.

Subadvisory Fees and Fund Expenses:

The Board reviewed and considered the contractual investment subadvisory fee rate that would be payable by Thrivent Financial to Victory for investment subadvisory services, and that it was the same rate being charged under the Old Victory Agreement. The Board reviewed the amount of the fees and considered that the contract had been negotiated at arm’s length between Thrivent Financial and Victory and determined that the markup for additional services to be provided by Thrivent Financial was reasonable.

Cost of Services and Profitability:

The Board did not consider profitability information with respect to Victory, which is not affiliated with Thrivent Financial. The Board considered that the New Victory Agreement had been negotiated on an arm’s-length basis between Thrivent Financial and Victory, and that Victory’s separate profitability from its relationship with the Portfolio was not a material factor in determining whether to approve the New Victory Agreement. In addition, the Board noted that it would have an opportunity to review profitability attributable to the Portfolio in the context of future annual contract renewals.

Economies of Scale and Breakpoints:

The Board considered information regarding the extent to which economies of scale may be realized as the Portfolio’s assets increase and whether the fee levels reflect these economies of scale for the benefit of contractholders. The Board considered information provided by Thrivent Financial related to advisory fee rates, breakpoints in the advisory fee rates and fee waivers provided by Thrivent Financial to the Portfolio. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as the Portfolio’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers by Thrivent Financial, and/or

INFORMATION STATEMENT

a lower overall fee rate. It was also noted that the subadvisory fee included a breakpoint that took into account the assets managed by Victory for a portion of Thrivent Partner Worldwide Allocation Fund.

Other Benefits to Thrivent Financial and its Affiliates:

The Board considered information regarding potential “fall-out” or ancillary benefits that Thrivent Financial and its affiliates may receive as a result of their relationship with the Portfolio, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, reputational benefits in the investment advisory community and the engagement of affiliates as service providers to the Portfolio. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers.

Based on the factors discussed above, the Board, including a majority of the Independent Directors, approved the New Victory Agreement.

Summary of the New Victory Agreement

Pursuant to the terms of the New Victory Agreement (a copy of which is attached as Exhibit A hereto), Victory provided continuous investment management services to the Portfolio, subject to the overall supervision of the Board and Thrivent Financial. From the investment advisory fee that Thrivent Financial receives from the Portfolio, it paid Victory a fee, based on assets subject to Victory’s investment discretion, equal to 0.95% on the first $25 million of average daily net assets, 0.85% on the next $75 million of average daily net assets, 0.80% on the next $50 million of average daily net assets, 0.75% on the next $100 million of average daily net assets, and 0.70% of average daily net assets over $250 million for serving as investment subadviser for the Portfolio. Solely for purposes of calculating breakpoints in the fees payable under the New Victory Agreement, the value of the average daily net assets of the Portfolio that were subject to Victory’s investment discretion were aggregated with the value of the average daily net assets of Thrivent Partner Worldwide Allocation Fund, a series of Thrivent Mutual Funds, that were subject to Victory’s investment discretion.

The New Victory Agreement provides that Victory will not be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Fund or Portfolio or (ii) any error of fact or mistake of law contained in any report or data provided by Victory, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by Victory or its related persons’ duties on behalf of the Fund or Portfolio or from reckless disregard of its duties by Victory or its related persons pursuant to the New Victory Agreement. Victory would, however, indemnify and hold harmless Thrivent Financial and its related persons from any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities arising directly or indirectly out of or in connection with the performance of services by Victory or its related persons to the extent they result from a breach of the aforementioned standard of care.

The New Victory Agreement provides that it will remain in effect continuously for one year following its effective date with respect to the Portfolio, unless terminated sooner. Thereafter, it will continue to be renewed for successive one-year terms provided that the renewal is specifically approved at least annually by either the Board or a majority of the outstanding shares of the Portfolio and, in either case, by a majority of the Directors who are not interested persons of any party to the New Victory Agreement.

The Fund may terminate the New Victory Agreement by a vote of a majority of the Independent Directors or a majority of its outstanding voting securities at any time on 60 days’ written notice to Victory. Thrivent Financial

INFORMATION STATEMENT

may terminate the New Victory Agreement upon 60 days’ written notice to Victory, and Victory may terminate the New Victory Agreement at any time upon 60 days’ written notice to Thrivent Financial. The New Victory Agreement will automatically terminate without penalty in the event of its assignment as defined in the 1940 Act.

Information about Victory

Victory, through predecessor firms, was organized in 1894 and began managing tax-exempt assets in 1912. Victory is a wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority of the equity interest in VCH is owned by Crestview Partners II, L.P., with a substantial minority interest owned by employees of Victory. Victory provides investment advisory services to institutional clients including corporations, non-profits, public funds, Taft-Hartley and subadvisory clients. Victory offers domestic and international equity and domestic fixed income products to investors through a variety of products, including mutual funds, separate accounts and collective trust funds. As of August 31, 2013, Victory had approximately $18.6 billion in assets under management and advisement. Victory’s principal offices are located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, with offices in New York, Cincinnati, and Denver.

Information about the principal executive officer and each director of Victory is provided in the following table. The principal business address for each person listed below is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

Name	Principal Occupation
David C. Brown	Director and Chief Executive Officer of Victory
Christopher Ohmacht	Director and President of Victory
Michael Policarpo	Director, Treasurer and Chief Financial Officer of Victory
Greg Ewald	Director, Secretary and Chief Legal Officer of Victory

Victory does not serve as the investment adviser for any other registered investment company that has an investment objective and strategies similar to the portion of the Portfolio that it managed.

Victory subadvised one other mutual fund with an investment objective and strategies similar to those of the portion of the Portfolio that Victory managed: Thrivent Partner Worldwide Allocation Fund. The investment subadvisory fees for the other fund Victory subadvised are set forth in the table below:

Name of Fund	Net Assets Managed as of 6/30/2013	Investment Sub-Advisory Fee Annual Rate of Compensation (% of average net assets)
Thrivent Partner Worldwide Allocation Fund	$117.7 million	0.95% on assets up to $25 million 0.85 of the next $75 million 0.80 of the next $50 million 0.75 of the next $100 million 0.70% on assets over $250 million[1]

1	Assets managed by Victory of the Portfolio and Thrivent Partner Worldwide Allocation Fund were combined when determining the applicable investment subadvisory fee for those two funds.

INFORMATION STATEMENT

The fund listed above is not subject to any subadvisory fee waivers or reductions.

Victory has no affiliated brokers through whom trades are executed on behalf of the Portfolio.

Replacement of Victory by GSAM

Due to a prolonged period of underperformance by Victory in managing the Portfolio’s international small- and mid-cap equities, management of Thrivent Financial recommended that the Board approve replacing Victory with GSAM. Thrivent Financial undertook a rigorous search process for a new international small- and mid-cap equities manager before deciding to recommend GSAM. GSAM uses its Quantitative Investment Strategies team (the “QIS” team) to manage the international small-and mid-cap equities of the Portfolio. The QIS team uses a quantitative style of management, in combination with a qualitative overlay, which emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. Investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, valuation, quality, and momentum. The valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The quality theme assesses both firm and management quality. The momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The QIS team works to enhance the efficacy of their investment techniques and, over time, may make changes to its quantitative and qualitative techniques that are based on GSAM’s proprietary research.

Amendment to Sub-Advisory Agreement with GSAM

There has been an Investment Sub-Advisory Agreement in place among GSAM, Thrivent Financial, and the Fund with respect to the Portfolio since 2008 (the “GSAM Agreement”) because a GSAM portfolio management team manages the emerging markets debt assets of the Portfolio. At an in-person meeting held on August 20-21, 2013 (the “August Meeting”), the Board reviewed and approved an amendment to the GSAM Agreement (the “GSAM Amendment”) with respect to the Portfolio to replace Victory with GSAM. The GSAM Amendment added GSAM’s fee schedule for managing the international small- and mid-cap equities of the Portfolio, and did not change any of the other terms of the GSAM Agreement. GSAM was paid $466,515 for managing the Portfolio’s emerging markets debt assets in the year ended December 31, 2012.

Matters Considered by the Board in Approving the GSAM Amendment

At the August Meeting, the Board considered the factors and reached the conclusions described below relating to the approval of the GSAM Amendment. Prior to the August Meeting, the Independent Directors conferred among themselves and with representatives of Thrivent Financial about the GSAM Amendment. The Independent Directors were assisted in their evaluation of the GSAM Amendment by independent legal counsel, from whom they receive separate legal advice and with whom they met separately from Thrivent Financial. Each Independent Director relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented.

Nature, Extent and Quality of Services:

The Board received and considered information regarding the nature, extent and quality of services anticipated to be provided by GSAM in managing the international small- and mid-cap equities of the Portfolio. Management of Thrivent Financial explained their rigorous process for selecting a new subadviser to recommend to the Board. The

INFORMATION STATEMENT

Board received and considered information about GSAM’s strategy for managing the international small- and mid-cap portion of the Portfolio, which included information about GSAM’s past performance and how it fits in with the other portions of the Portfolio. The Board also considered information about GSAM’s QIS team – the new portfolio management team for the Portfolio – including their investment process. Several key risk statistics were also considered by the Board.

The Board considered that because GSAM was already a subadviser to another portion of the Portfolio, Thrivent Financial’s Chief Compliance Officer and Director of Portfolio Compliance had already conducted due diligence on GSAM and have an ongoing oversight process in place. The Board concluded that the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by GSAM supported approval of the GSAM Amendment.

Performance:

The Board considered the performance of GSAM’s strategy over various periods, including how such account performed in relation to a benchmark index. The Board noted that the strategy had produced consistent and compelling risk-adjusted returns. It also noted that GSAM has a proprietary mutual fund in this strategy that has performed well.

Subadvisory Fees and Fund Expenses:

The Board reviewed and considered the contractual investment subadvisory fee rate that would be payable by Thrivent Financial to GSAM for investment subadvisory services. The Board reviewed the amount of the fees and considered that the contract had been negotiated at arm’s length between Thrivent Financial and GSAM and that the markup for additional services to be provided by Thrivent Financial was reasonable. The Board noted that GSAM’s fee schedule was lower than Victory’s, but that the portfolio turnover ratio might be higher under GSAM.

Cost of Services and Profitability:

As part of the annual contract review process, the Board noted that it would have an opportunity to review profitability attributable to the Portfolio in the context of future annual contract renewals. The Board did not consider separate profitability information with respect to GSAM, which is not affiliated with Thrivent Financial. The Board considered that the subadvisory fees payable to GSAM had been negotiated on an arm’s-length basis and that GSAM’s profitability separate from its relationship with the Portfolio was not a material factor in determining whether to approve the GSAM Amendment.

Economies of Scale and Breakpoints:

The Board considered that the Portfolio’s fee schedule has breakpoints in place, and that GSAM’s subadvisory fee schedule also has a breakpoint. It was also noted that the subadvisory fee includes a breakpoint that takes into account the assets managed by GSAM for a similar portion of Thrivent Partner Worldwide Allocation Fund.

Other Benefits to Thrivent Financial and its Affiliates:

In approving the GSAM Agreement, the Board had previously considered information regarding potential “fall-out” or ancillary benefits that Thrivent Financial and its affiliates may receive as a result of their relationship with the Portfolio, both tangible and intangible, such as their ability to leverage investment professionals who manage other

INFORMATION STATEMENT

portfolios, reputational benefits in the investment advisory community and the engagement of affiliates as service providers to the Portfolio. The Board had noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers.

Based on the factors discussed above, the Board, including a majority of the Independent Directors, approved the GSAM Amendment.

Summary of the GSAM Amendment

The GSAM Amendment (a copy of which is attached as Exhibit B hereto) added a fee schedule to the GSAM Agreement pursuant to which GSAM manages the international small- and mid-cap equities of the Portfolio. From the investment advisory fee that Thrivent Financial receives from the Portfolio, it pays GSAM a fee, based on the international small- and mid-cap equities subject to GSAM’s investment discretion, equal to 0.58% on the first $250 million of average daily net assets and 0.54% of average daily net assets over $250 million for serving as investment subadviser for the Portfolio. Solely for purposes of calculating breakpoints in the fees payable under the GSAM Agreement, the value of the average daily net assets of the Portfolio’s international small- and mid-cap equities that are subject to GSAM’s investment discretion are aggregated with the value of the international small- and mid-cap equities of Thrivent Partner Worldwide Allocation Fund that are subject GSAM’s investment discretion. The GSAM Amendment did not change any other terms of the GSAM Agreement.

Information about GSAM

GSAM, 200 West Street, New York, New York 10282, has been registered as an investment adviser since 1990 and is a Delaware limited partnership. The Goldman Sachs Group, Inc. is the general partner of GSAM and Goldman Sachs Global Holdings, LLC is the limited partner. As of June 30, 2013, GSAM, including its investment advisory affiliates, had assets under management (investment or advisement) of over $800 billion.

Information about the principal executive officers of GSAM is provided in the following table (information about its general partner and limited partner is provided above). The principal business address for each of the persons listed below is 200 West Street, New York, New York 10282.

Name	Principal Occupation
Timothy Joseph O’Neill	Global Co-Head of Investment Management Division (Co-Chief Executive Officer)
Eric Scott Lane	Global Co-Head of Investment Management Division (Co-Chief Executive Officer)

INFORMATION STATEMENT

GSAM serves as the investment adviser for Goldman Sachs International Small Cap Insights Fund, which has an investment objective and strategies similar to those of the portion of the Portfolio that GSAM manages. The investment advisory fees for the fund are set forth in the table below:

Name of Fund	Net Assets Managed as of 6/30/2013	Investment Advisory Fee Annual Rate of Compensation (% of average net assets)
Goldman Sachs International Small Cap Insights Fund	$330.3 million	0.85% on the first $2 billion 0.77% over $2 billion up to $5 billion 0.73% over $5 billion up to $8 billion 0.72% over $8 billion

GSAM has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.014% of Goldman Sachs International Small Cap Insights Fund’s average daily net assets through at least February 28, 2014, and prior to such date GSAM may not terminate the arrangement without the approval of the Board of Trustees of the fund. The fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the fund.

GSAM subadvises one other mutual fund with an investment objective and strategies similar to those of the portion of the Portfolio that GSAM manages: Thrivent Partner Worldwide Allocation Fund. The investment subadvisory fees for the other fund GSAM subadvises are set forth in the table below:

Name of Fund	Net Assets Managed as of 6/30/2013	Investment Sub-Advisory Fee Annual Rate of Compensation (% of average net assets)
Thrivent Partner Worldwide Allocation Fund	N/A1	0.58% on assets up to $250 million 0.54% on assets over $250 million[2]

1	GSAM did not begin managing international small- and mid-cap equities for Thrivent Partner Worldwide Allocation Fund until September 25, 2013.

2	International small- and mid-cap equities managed by GSAM of the Portfolio and Thrivent Partner Worldwide Allocation Fund are combined when determining the applicable investment subadvisory fee for those two funds.

GSAM may use Goldman, Sachs & Co. (“Goldman Sachs”) or an affiliate as a broker for the Portfolio. In order for Goldman Sachs or an affiliate, acting as agent, to effect any portfolio transactions for the Portfolio, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

INFORMATION STATEMENT

SHAREHOLDER REPORTS

The Portfolio’s annual report for the year ended December 31, 2012 has been previously sent to contractholders. You may obtain a copy of the annual report and/or semi-annual report for the period ended June 30, 2013 upon request, without charge, by writing to 4321 North Ballard Road, Appleton, WI 54919, or by calling (800) 847-4836 or visiting the Web site at www.thrivent.com.

RECORD OF BENEFICIAL OWNERSHIP

As of September 27, 2013, the Directors and officers of the Portfolio as a group owned beneficially less than 1% of the outstanding shares of the Portfolio. As of September 27, 2013, no person, except as set forth in the table below, was known to own beneficially or of record 5% or more of the outstanding shares of the Portfolio.

Shareholder	Number of Shares	% of Outstanding
Thrivent Moderate Allocation Portfolio	53,352,912	31.25%
Thrivent Moderately Aggressive Allocation Portfolio	46,799,927	27.41%
Thrivent Financial for Lutherans	31,064,388	18.19%
Thrivent Moderately Conservative Allocation Portfolio	15,847,969	9.28%
Thrivent Aggressive Allocation Portfolio	11,257,943	6.59%

OTHER INFORMATION

Thrivent Financial provides both administrative and accounting services to the Portfolio under an Administrative Services Agreement.

Exhibit A

INVESTMENT SUB-ADVISORY AGREEMENT

By and Among

Thrivent Financial for Lutherans

and

Thrivent Series Fund, Inc.

and

Victory Capital Management Inc.

INVESTMENT SUBADVISORY AGREEMENT, made as of the 1st day of August, 2013, (the “Effective Date”) by and among Thrivent Financial for Lutherans, a fraternal benefit society organized and existing under the laws of the State of Wisconsin (“Adviser”), Thrivent Series Fund, Inc., a corporation existing under the laws of the State of Minnesota (“Fund”), Victory Capital Management Inc., a corporation organized and existing under the laws of the State of New York (“Sub-adviser”).

WHEREAS, Adviser has entered into an Investment Advisory Agreement dated as of the 10th day of April, 2002 (“Advisory Agreement”) with the Fund, which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), and is authorized to retain Sub-adviser; and

WHEREAS, the Fund is authorized to issue shares of the Thrivent Partner Worldwide Allocation Portfolio (“Portfolio”), a separate series of the Fund; and

WHEREAS, Sub-adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and

WHEREAS, the Fund and Adviser desire to retain Sub-adviser as Sub-adviser to furnish certain investment advisory services to Adviser and the Portfolio and Sub-adviser is willing to furnish such services.

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

I. Appointment. (A) Adviser hereby appoints Sub-adviser as its investment Sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement, and (B) Sub-adviser hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. Such appointment shall apply to such portion of the Fund’s assets as is allocated to the Sub-adviser by the Adviser from time to time in the sole discretion of the Adviser.

II. Additional Series. In the event that the Fund establishes one or more series of shares other than the Portfolio with respect to which Adviser desires to retain Sub-adviser to render investment advisory services hereunder, Adviser shall so notify Sub-adviser in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If Sub-adviser is willing to render such services on the terms provided for herein, it shall so notify Adviser, whereupon the agreed parties will execute and amend this Agreement, memorializing the same and such series shall become a Portfolio hereunder.

III. Duties of Sub-adviser.

A.

Sub-adviser is hereby authorized and directed and hereby agrees to (i) furnish continuously an investment program for the Portfolio, and (ii) determine from time to time what investments shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested. Sub-adviser shall perform these duties subject always to (1) the overall supervision of Adviser and the Board of Directors of the Fund (the “Board”), (2) the Fund’s Articles of

Incorporation and By-laws (as defined below), as amended from time to time, (3) the stated investment objectives, policies and restrictions of the Portfolio as set forth in the Fund’s then current Registration Statement (as defined below), (4) any additional policies or guidelines established by Adviser or Board that have been furnished in writing to Sub-adviser, (5) applicable provisions of law, including, without limitation, all applicable provisions of the 1940 Act and the rules and regulations thereunder, and (6) the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to “regulated investment companies” (as defined in Section 851 of the Code), as amended from time to time. In accordance with Section VII, Sub-Adviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for the Portfolio’s account and will exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Adviser might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions, including without limitation, management of cash balances in the Portfolio.

B.	Sub-adviser shall have no liability with respect to custody arrangements or the acts or omissions of the Custodian. Sub-adviser will not have physical custody of such assets. Sub-adviser shall affirm security transactions with central depositories and advise the custodian of the Portfolio (“Custodian”), as identified in the Fund’s Registration Statement, or such depositories or agents as may be designated by Custodian and Adviser promptly of each purchase and sale of a Portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. Sub-adviser shall from time to time provide Custodian and Adviser with evidence of authority of its personnel who are authorized to give instructions to Custodian.

C.	Unless Adviser advises Sub-adviser in writing that the right to vote proxies has been expressly reserved to Adviser or the Fund or otherwise delegated to another party, Sub-adviser shall exercise voting rights incident to any securities held in the Portfolio without consultation with Adviser or Fund, in accordance with Sub-adviser’s proxy voting policy. Sub-adviser shall further respond to all corporate action matters incident to the securities held in the Portfolio excluding proofs of claim in bankruptcy and class action cases.

D.	Upon reasonable request of Custodian and/or Fund, Sub-adviser shall provide assistance in connection with the Custodian or Fund’s determination of the fair value of securities in the Portfolio for which market quotations are not readily available.

E.	The Sub-adviser makes no representations and warranties, express or implied, that any level of performance or investment results will be achieved by the Portfolio, or that the Portfolio will perform comparably with any standard, including any other clients of the Sub-adviser, or index.

F.	In the performance of its duties hereunder, Sub-adviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent the Portfolio or the Fund in any way or otherwise be deemed to be an agent of the Portfolio, the Fund or of Adviser.

G.	The Sub-adviser shall have no responsibility under this Agreement with respect to the management of assets of the Portfolio other than the portion of the Portfolio’s assets with respect to which the Sub-Adviser provides investment advice.

H.	The Adviser and the Portfolio acknowledge that the Sub-adviser is not the compliance agent for the Portfolio or for the Adviser with respect to the assets of the Portfolio that are not subadvised by the Sub-adviser. To the extent that the Sub-adviser has agreed to perform the services specified in this Agreement, the Sub-adviser shall perform such services based upon its books and records with respect to the Fund, which comprise a portion of the Fund’s books and records.

I.	The Sub-adviser is prohibited from consulting with any other sub-adviser of the Portfolio, if any, or the subadviser to any other investment company (or separate series of an investment company) managed by the Adviser concerning the Portfolio’s transactions in securities or other assets, except for the purpose of complying with the conditions of Rule 12d3-1 (a) and (b) under the 1940 Act.

IV. Compensation. For the services provided pursuant to this Agreement, Sub-adviser shall receive an investment management fee computed as set forth in Schedule I attached hereto and incorporated herein by reference. The management fee shall be payable monthly in arrears to Sub-adviser on or before the 10th day of the next succeeding calendar month and shall be calculated based on the average daily net assets of the Portfolio during the month to which the payment relates. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proration which such period bears to the full month in which such effectiveness or termination occurs.

V. Expenses. During the term of this Agreement, Sub-adviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Fund hereunder. The Fund shall assume and shall pay all brokers’ and underwriting commissions chargeable to the Fund in connection with the securities transactions to which the Portfolio is a party.

VI. Duties of Adviser. Adviser has furnished Sub-adviser with copies of each of the following documents and will furnish to Sub-adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

(1)	The Articles of Incorporation of the Fund, as filed with the State of Minnesota, as in effect on the date hereof and as amended from time to time (“Declaration”);

(2)	The by-laws of the Fund as in effect on the date hereof and as amended from time to time (“By-Laws”);

(3)	Certified resolutions of the Board authorizing the appointment of Adviser and Sub-adviser and approving the form of the Advisory Agreement and this Agreement;

(4)	The Fund’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”) on Form N-1A, as filed with the Securities and Exchange Commission (“SEC”) relating to the Portfolio and its shares and all amendments thereto (“Registration Statement”);

(5)	The Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

(6)	The Fund’s most recent prospectus (the “Prospectus”); and

(7)	Copies of reports made by the Fund to its shareholders.

Adviser shall provide, or has provided, to the Sub-adviser such information or documents as the Sub-adviser shall reasonably request or as required by applicable law or regulation. In particular, Adviser shall provide such assistance to the Sub-adviser in setting up and maintaining brokerage accounts and other accounts as the Sub-adviser shall reasonably request to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

VII. Fund Transactions.

A.

Sub-adviser agrees that, in executing Portfolio transactions and selecting brokers or dealers, if any, it shall use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, Sub-adviser shall consider all factors it deems relevant, including the breadth of the market and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Sub-adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”)) provided to Sub-adviser with respect to the Portfolio and/or other accounts over which Sub-adviser exercises investment discretion. Except to the extent prohibited or limited by law or regulation, Sub-adviser may, in its discretion, agree to pay a broker or dealer that furnishes such brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if Sub-adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Sub-adviser with respect to the accounts as to which it exercises investment discretion (as such term is used under Section 3(a)(35) of the 1934 Act). Sub-adviser shall, upon request from Adviser, provide such periodic and special reports describing any such brokerage and research services received and the incremental commissions, net price or other consideration to which they relate.

B.	In no instance will Portfolio securities be purchased from or sold to Sub-adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

C.	Sub-adviser may buy securities for the Portfolio at the same time it is selling such securities for another client account and may sell securities for the Portfolio at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Fund as may be in effect from time to time, Sub-adviser may effectuate cross transactions between the Portfolio and such other account if it deems this to be advantageous. Adviser and the Fund acknowledge that, in the event of any such cross transaction, Subadviser may have a potentially conflicting division of loyalties and responsibilities regarding the Portfolio and such other client account, and each of Adviser and the Fund consents to any such cross transaction. THE FOREGOING CONSENT TO CROSS TRANSACTIONS EFFECTUATED BY SUB-ADVISER MAY BE REVOKED AT ANY TIME BY ADVISER OR THE FUND BY WRITTEN NOTICE TO SUBADVISER.

D.	On occasions when Sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of Sub-adviser, Sub-adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub-adviser in the manner Sub-adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients. In accounting for such aggregated orders, price and commission shall be averaged on a per bond or per share basis, provided, however, the portfolio managers have the discretion to fill orders for certain accounts, before others under certain circumstances in accordance with Sub-adviser’s policy, as more fully described in Part 2 of the Sub-adviser’s Form ADV.

VIII. Ownership of Records. Sub-adviser shall maintain all books and records required to be maintained by Sub-adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Sub-adviser hereby agrees (A) that all records that it maintains for the Fund are the property of the Fund, (B) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and (C) to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, Sub-adviser may retain copies of such records.

IX. Reports and Meetings.

A.	Sub-adviser shall furnish to the Board or Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as are required by law or that the Board or Adviser, as appropriate, may reasonably require, including, without limitation: compliance reporting and certification with respect to:

1.	Affiliated Brokerage Transactions
2.	Affiliated Underwritings
3.	Cross Transactions
4.	Prospectus Compliance
5.	Code of Ethics
6.	Soft Dollar Usage
7.	Price Overrides/Fair Valuation Determinations
8.	Trade Errors

In the event that there is a material violation of Sub-adviser’s compliance policies and procedures (adopted pursuant to rule 38a-1 under the 1940 Act and/or rule 206(4)-7 under the Advisers Act) as they relate to Sub-adviser’s management of Fund assets under this Agreement, Sub-adviser will notify Adviser of the material violation(s) as soon as reasonably practicable.

B.	Sub-adviser shall make available in person to the Board and to Adviser personnel of Sub-adviser as the Board or Adviser may reasonably request to review the investments and the investment program of the Portfolio and the services provided by Sub-adviser hereunder.

X. Services to Other Clients. Nothing contained in this Agreement shall limit or restrict (i) the freedom of Sub-adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of Sub-adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, including, but not limited to, buying, selling or trading in securities for its own account or for the account of others for whom it or they may be acting provided that such activities are in compliance with U.S. and State securities laws, regulations and rules and will not adversely affect or otherwise impact the performance duties or obligations under this Agreement.

XI. Sub-adviser’s Use of the Services of Others. Sub-adviser may, at its cost, employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing Sub-adviser or the Fund or Portfolio, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as Sub-adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Fund or the Portfolio, as appropriate, or in the discharge of Sub-adviser’s overall responsibilities with respect to the other accounts that it serves as investment manager or counselor.

XII. Liability of Sub-adviser; Indemnification. Neither Sub-adviser nor any of its officers, Directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Fund, the Portfolio (at the direction or request of Sub-adviser) or Sub-adviser in connection with Sub-adviser’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement (collectively, “Related Persons”), shall be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Fund or Portfolio or (ii) any error of fact or mistake of law contained in any report or data provided by Sub-adviser, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by Sub-adviser or such Related Person of Sub-adviser’s duties on behalf of the Fund or Portfolio or from reckless disregard by Sub-adviser or any such Related Person of the duties of Sub-adviser pursuant to this Agreement (each of which is referred to as a “Culpable Act”).

Notwithstanding the foregoing, any stated limitations on liability shall not constitute a waiver or limitation of any rights which the Adviser or the Fund may have under any applicable federal securities laws, and shall not relieve Sub-adviser from any responsibility or liability for errors committed by Sub-adviser in connection with the execution of trade orders.

Subadviser shall indemnify Adviser and its Related Persons and hold them harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of or in connection with the performance of services by Subadviser or its Related Persons hereunder to the extent such Damages result from a Culpable Act of Subadviser or its Related Persons.

Adviser shall indemnify Subadviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any willful misfeasance, bad faith, gross negligence or reckless disregard of its duties by Adviser or any of its Related Persons.

XIII. Representations of Sub-adviser. Sub-adviser represents, warrants, and agrees as follows:

A.	Sub-adviser (i) is registered with the SEC as an investment adviser under Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Adviser of the occurrence of any event that would disqualify Sub-adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.	Sub-adviser has adopted a written code of ethics (the “Sub-adviser Code”) complying with the requirements of Rule 17j-1 under the 1940 Act, as may be amended from time to time, and, has provided the Adviser and the Fund with a copy of the Sub-adviser Code, together with evidence of its adoption. The Sub-adviser certifies that it has adopted procedures reasonably necessary to prevent “access persons” as defined in Rule 17j-1 (“Access Persons”) from violating the Sub-adviser Code. On a quarterly basis, Sub-adviser will either: (i) certify to Adviser that Sub-adviser and its Access Persons have complied with the Sub-adviser Code with respect to the Portfolio, or (ii) identify any material violations of the Sub-adviser Code which have occurred with respect to the Portfolio. In addition, Sub-adviser will furnish at least annually to Adviser and the Board a written report that (a) describes any issues arising under the Sub-adviser Code since the last report to the Board, including, but not limited to, information about material violations of the Sub-adviser Code with respect to the Fund and sanctions imposed in response to the material violations and (b) certifies that the Sub-adviser has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-adviser Code.

C.	Sub-adviser has provided Adviser and the Fund, and Adviser and the Fund acknowledge having received, a copy of Sub-adviser’s Form ADV as most recently filed with the SEC and, if not so filed, the most recent Part 2 of its Form ADV, and Sub-adviser will, promptly after filing any amendment to its Form ADV with the SEC, and, if not so filed, any amendment to Part 2 of its Form ADV, furnish a copy of such amendment to Adviser and the Fund.

D.	Sub-adviser has provided Adviser and the Fund, and Adviser and the Fund acknowledge having received, a description or copy of Sub-adviser’s policies and procedures for voting proxies relating to client securities and information concerning how they can obtain information concerning how Sub-adviser has voted proxies relating to securities held by the Portfolio.

XIV. Compliance with Applicable Regulations. In anticipation of performing its duties hereunder, Sub-adviser has established compliance policies and procedures reasonably designed to ensure compliance at all times with applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Code; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Fund, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

XV. Term of Agreement. This Agreement shall become effective with respect to the Portfolio on the Effective Date and, with respect to any additional Portfolio, on the date of amendment of this Agreement in accordance with Section II hereof, that the Sub-adviser is willing to serve as Sub-adviser with respect to such Portfolio. Unless sooner terminated as provided herein, this Agreement shall continue in effect for one year from the Effective Date with respect to the Portfolio and, with respect to each additional Portfolio, for two years from the date on which this Agreement becomes effective with respect to such Portfolio. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as (a) such continuation shall be specifically approved at least annually (i) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) in either event, by the vote of a majority of the Directors of the Board who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (b) Sub-adviser shall not have notified the Fund, in writing, at least 60 days prior to such approval that it does not desire such continuation. Sub-adviser shall furnish to the Fund, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

XVI. Termination of Agreement. Notwithstanding the foregoing, this Agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund on 60 days’ prior written notice to Sub-adviser. This Agreement may also be terminated by Adviser (i) with respect to a Portfolio, on 60 days’ prior written notice to Sub-adviser, without the payment of any penalty; (ii) upon material breach by Sub-adviser of any of the representations and warranties set forth in Section XIII of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if Sub-adviser becomes unable to discharge its duties and obligations under this Agreement. Sub-adviser may terminate this Agreement with respect to a Portfolio at any time, without the payment of any penalty, on 60 days’ prior notice to Adviser. This Agreement shall terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act, or upon termination of the Advisory Agreement, and Adviser agrees to notify Sub-adviser of such “assignment” and termination as soon as practicable. Any approval, amendment, or termination of this Agreement with respect to a Portfolio by the holders of a majority of the outstanding voting securities of such Portfolio shall be effective to continue, amend or terminate this Agreement with respect to any such Portfolio notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Portfolio affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Fund, unless such action shall be required by any applicable law or otherwise.

XVII. Amendments, Waivers, etc. Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including any exhibits hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the 1940 Act and rules and regulations promulgated and orders granted thereunder.

XVIII. Notification. Sub-adviser will notify Adviser promptly of any change in the personnel of Sub-adviser with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to Custodian.

XIX. Miscellaneous.

A.	Governing Law. This Agreement shall be construed in accordance with the laws of the State of Minnesota without giving effect to the conflicts of laws principles thereof and the 1940 Act. To the extent that the applicable laws of the State of Minnesota conflict with the applicable provisions of the 1940 Act, the latter shall control.

B.	Insurance. Sub-adviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Sub-adviser’s business activities.

C.	Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
D.	Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

E.	Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Declaration or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Portfolio.

F.	Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

G.	Execution in Counterparts. This Agreement may be executed simultaneously in two or more identical counterparts, each of which, standing alone, shall be an original, but all of which shall constitute but one agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ Russell W. Swansen
Name:	Russell W. Swansen
Title:	Senior Vice President and Chief Investment Officer

THRIVENT SERIES FUND, INC.

By:	/s/ Russell W. Swansen
Name:	Russell W. Swansen
Title:	President

VICTORY CAPITAL MANAGEMENT INC.

By:	/s/ Michael Policarpo
Name:	Michael Policarpo
Title:	Senior Managing Director

Schedule I

Dated as of August 1, 2013

Sub-advisory Fees

Compensation pursuant to Paragraph IV of this Subadvisory Agreement shall be payable monthly in arrears and calculated in accordance with the following schedule applied to aggregate average daily net assets that are subject to the Sub-adviser’s investment discretion in the Thrivent Partner Worldwide Allocation Portfolio:

Average Daily Net Assets*	Rate**
First $25 million	95 bp
Next $75 million	85 bp
Next $50 million	80 bp
Next $100 million	75 bp
Over $250 million	70 bp

*	When average daily net assets exceed the first breakpoint, multiple rates will apply, resulting in a blended rate, e.g., if average daily net assets are $30 million, a rate of 95 bp would apply to $25 million and a rate of 85 bp would apply to $5 million.

**	Solely for purposes of calculating the fees payable under this Fee Schedule, the value of the average daily net assets of the Portfolio that are subject to the Sub-adviser’s investment discretion shall be aggregated with the value of the average daily net assets of the Thrivent Partner Worldwide Allocation Fund that are subject to the Sub-adviser’s investment discretion.

Exhibit B

AMENDMENT NO. 1

TO INVESTMENT SUB-ADVISORY AGREEMENT

Amendment No. 1 to INVESTMENT SUB-ADVISORY AGREEMENT dated as of April 30, 2008, by and among Thrivent Financial for Lutherans, Thrivent Series Fund, Inc., and Goldman Sachs Asset Management, L.P. (the “Agreement”) hereby amends the Agreement by (i) deleting Schedule I to the Agreement in its entirety and replacing it with Exhibit A to this Amendment, attached hereto and (ii) deleting the first sentence of Section IV of the Agreement and replacing it with the following:

For the services provided pursuant to this Agreement, Sub-adviser shall receive an investment management fee as set forth in Schedule I and Schedule II, attached hereto and incorporated herein by reference.

Except as modified herein, all terms and conditions of the Agreement remain in full force and effect.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON

THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ Russell W. Swansen
Name:	Russell W. Swansen
Title:	Senior Vice President and Chief Investment Officer

THRIVENT SERIES FUND, INC.

By:	/s/ Russell W. Swansen
Name:	Russell W. Swansen
Title:	President

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:	/s/ Marci Green
Name:	Marci Green
Title:	Managing Director

B-1

Schedule I

Dated as of September 25, 2013

Sub-advisory Fees

Compensation pursuant to Section IV of this Subadvisory Agreement shall be payable monthly in arrears and calculated in accordance with the following schedule applied to aggregate average daily net assets managed under the emerging market debt mandate that are subject to the Sub-adviser’s investment discretion in the Thrivent Partner Worldwide Allocation Portfolio:

Average Daily Net Assets*	Rate**
First $200 million	50 bp
Next $200 million	45 bp
Over $400 million	40 bp

*	When average daily net assets exceed the first breakpoint, multiple rates will apply, resulting in a blended rate, e.g., if average daily net assets are $275 million, a rate of 50 bp would apply to $200 million and a rate of 45 bp would apply to $75 million.

**	Solely for purposes of calculating the fees payable under this Fee Schedule, the value of the average daily net assets of the Portfolio in emerging market debt that are subject to the Sub-adviser’s investment discretion shall be aggregated with the value of the average daily net assets of the Thrivent Partner Worldwide Allocation Fund managed under the emerging market debt mandate that are subject to the Sub-adviser’s investment discretion.

Schedule II

Dated as of September 25, 2013

Sub-advisory Fees

Compensation pursuant to Section IV of this Sub-advisory Agreement shall be payable monthly in arrears and calculated in accordance with the following schedule applied to aggregate average daily net assets managed under the international small capitalization securities mandate that are subject to the Sub-adviser’s investment discretion in the Thrivent Partner Worldwide Allocation Portfolio:

Average Daily Net Assets*	Rate**
First $250 million	58 bp
Over $250 million	54 bp

*	When average daily net assets exceed the first breakpoint, multiple rates will apply, resulting in a blended rate, e.g., if average daily net assets are $275 million, a rate of 58 bp would apply to $250 million and a rate of 54 bp would apply to $25 million.

**	Solely for purposes of calculating the fees payable under this Fee Schedule, the value of the average daily net assets of the Portfolio in international small capitalization securities that are subject to the Sub-adviser’s investment discretion shall be aggregated with the value of the average daily net assets of the Thrivent Partner Worldwide Allocation Fund managed under the international small capitalization securities mandate that are subject to the Sub-adviser’s investment discretion.

B-2

NONPROFIT

US POSTAGE

PAID

Thrivent Financial

for Lutherans